GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class R6 and Class P Shares of the

Goldman Sachs Income Builder Fund

(the “Fund”)

Supplement dated July 17, 2019 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (the “SAI”),

each dated February 28, 2019, as supplemented to date

Effective immediately, Daniel Lochner will no longer serve as a portfolio manager for the Fund. Ashish Shah, Ron Arons, Collin Bell, Charles “Brook” Dane and Christopher Lvoff will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, all references to Mr. Lochner in the Prospectuses, Summary Prospectuses and SAI will be deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

STICKERTBD1 07-19